UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2015 (May 11, 2015)

AMERICAN REALTY CAPITAL PROPERTIES, INC.
ARC PROPERTIES OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 11, 2015, American Realty Capital Properties, Inc. (the “Company”) entered into a new employment letter (the “Employment Letter”) with Thomas W. Roberts, the Company’s Executive Vice President, Real Estate, which replaced, in its entirety, Mr. Roberts’ prior employment letter with the Company (the “Original Letter”), dated January 16, 2014. Under the terms of the Original Letter, Mr. Roberts was entitled to an acquisition incentive bonus of 1.5 basis points on certain real estate acquisitions. Under the terms of the Employment Letter, Mr. Roberts agreed to discontinue receiving acquisition incentive bonuses and, accordingly, his base salary was increased from $400,000 to $500,000 per year, effective April 1, 2015. Also pursuant to the Employment Letter, Mr. Roberts continues to be eligible to receive an annual cash bonus with a target annual payment opportunity equal to 100% of his base salary and an annual long-term incentive equity award of up to 200% of his base salary. Any annual long-term incentive equity awards made to Mr. Roberts may be subject to vesting and other terms and conditions as may be determined by the Compensation Committee of the Company’s Board of Directors and will be determined on the same basis as equity awards made generally to other senior executives of the Company.
Further, under the Employment Letter, Mr. Roberts is subject to a one-year non-competition clause upon a termination for any reason. The Employment Letter also provides that in connection with a termination of Mr. Roberts’ employment by the Company without Cause (as defined in the Employment Letter), subject to Mr. Roberts executing a release of claims with the Company, the Company will pay Mr. Roberts a severance equal to his total annual cash compensation for the trailing 12 months. In connection with any termination, Mr. Roberts’ outstanding equity awards will be governed by the terms of his applicable award agreements. The Company will file the Employment Letter with its Quarterly Report on Form 10-Q for the second quarter of 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

ARC PROPERTIES OPERATING PARTNERSHIP, L.P. By: American Realty Capital Properties, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: May 14, 2015

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